UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	000-32955	04-3557612
(State or other	(Commission File	(I.R.S. Employer
jurisdiction	Number)	Identification No.)
of incorporation)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 4, 2010, LSB Corporation (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in more detail in the Company’s definitive Proxy Statement delivered to the Company’s shareholders and filed with the Securities and Exchange Commission on March 15, 2010:
1. Election of three Class B Directors for a three-year term.

DIRECTOR NOMINEE	FOR	WITHHELD	NON-VOTES
Malcolm W. Brawn	2,558,656.934	136,564.311	1,426,045
Richard Hart Harrington	2,557,223.934	137,997.311	1,426,045
Fred P. Shaheen	2,606,857.532	88,363.712	1,426,045
2. Ratification of the appointment of Wolf & Company, P.C. as LSB Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR	4,098,718.805
AGAINST	19,286.000
ABSTAIN	3,261.439

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LSB CORPORATION
DATED: May 5, 2010

By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer